March 31, 2022

Cautionary Note Regarding Forward-Looking Statements, Disclaimers and Financial Measures This presentation contains forward-looking statements about nCino’s financial and operating results, including statements regarding nCino’s future performance and outlook, the assumptions underlying those statements, the benefits from the use of nCino’s solutions, our strategies, and general business conditions. Forward-looking statements generally include actions, events, results, strategies and expectations and are often identifiable by use of the words “believes,” “expects,” “intends,” “anticipates,” “plans,” “seeks,” “estimates,” “projects,” “may,” “will,” “could,” “might,” or “continues” or similar expressions and the negatives thereof. Any forward-looking statements contained in this presentation are based upon nCino’s historical performance and its current plans, estimates, and expectations and are not a representation that such plans, estimates, or expectations will be achieved. These forward-looking statements represent nCino’s expectations as of the date of this presentation. Subsequent events may cause these expectations to change and, except as may be required by law, nCino does not undertake any obligation to update or revise these forward-looking statements. These forward-looking statements are subject to known and unknown risks and uncertainties that may cause actual results to differ materially including, but not limited to risks associated with (i) the impact of the COVID-19 pandemic, including the impact to the financial services industry, the impact on general economic conditions and the impact of government responses, restrictions, and actions; (ii) risks associated with the acquisition of SimpleNexus, (iii) breaches in our security measures or unauthorized access to our customers’ or their clients' data; (iv) the accuracy of management’s assumptions and estimates; (v) our ability to attract new customers and succeed in having current customers expand their use of our solution; (vi) competitive factors, including pricing pressures, consolidation among competitors, entry of new competitors, the launch of new products and marketing initiatives by our competitors, and difficulty securing rights to access or integrate with third party products or data used by our customers; (vii) the rate of adoption of our newer solutions and the results of our efforts to sustain or expand the use and adoption of our more established solutions; (viii) fluctuation of our results of operations, which may make period-to-period comparisons less meaningful; (ix) our ability to manage our growth effectively including expanding outside of the United States; (x) adverse changes in our relationship with Salesforce; (xi) our ability to successfully acquire new companies and/or integrate acquisitions into our existing organization, including SimpleNexus; (xii) the loss of one or more customers, particularly any of our larger customers, or a reduction in the number of users our customers purchase access and use rights for; (xiii) system unavailability, system performance problems, or loss of data due to disruptions or other problems with our computing infrastructure or the infrastructure we rely on that is operated by third parties; (xiv) our ability to maintain our corporate culture and attract and retain highly skilled employees; (xv) adverse changes in the financial services industry, including as a result of customer consolidation; (xvi) adverse changes in economic, regulatory, or market conditions, including as a direct or indirect consequence of the outbreak of hostilities in Ukraine; and (xvii) the outcome and impact of legal proceedings and related fees and expenses. Additional risks and uncertainties that could affect nCino’s business and financial results are included in our reports filed with the U.S. Securities and Exchange Commission (available on our web site at www.ncino.com or the SEC's web site at www.sec.gov). Further information on potential risks that could affect actual results will be included in other filings nCino makes with the SEC from time to time. In addition to financial information presented in accordance with U.S. generally accepted accounting principles (“GAAP”), this presentation includes certain non-GAAP financial measures, including Non-GAAP Operating Loss. Any non-GAAP measure is presented for supplemental informational purposes only and should not be considered a substitute for financial information presented in accordance with GAAP. Non-GAAP measures have limitations as analytical tools and should not be considered in isolation or as substitutes for analysis of other GAAP financial measures. A reconciliation of these measures to the most directly comparable GAAP measures is included at the end of this presentation. This presentation also contains statistical data, estimates and forecasts that are based on independent industry publications or other publicly available information, as well as other information based on our internal sources. This information involves many assumptions and limitations, and you are cautioned not to give undue weight to such information. We have not independently verified the accuracy or completeness of the information contained in the industry publications and other publicly available information. Accordingly, we make no representations as to the accuracy or completeness of that information nor do we undertake to update such information after the date of this presentation. 2

3 Our Mission 3

Founding Story Live Oak started building in-house in 2009 Realized problems were endemic to other FIs Spun out as nCino in late 2011 Vision to deliver a single cloud- based platform 4

nCino at a Glance Leading provider of cloud-based banking software K E Y H I G H L I G H T S Headquarters: Wilmington, NC ~$16B Serviceable Addressable Market (SAM) Employees: >1,650 Customers: >1,750 F I N A N C I A L H I G H L I G H T S BUILT BY BANKERS FOR BANKERS 4Q FY 2022 Total Revenues (includes $3.9M from SimpleNexus) $75.0M 4Q FY 2022 Subscription Revenues (includes $3.7M from SimpleNexus) $62.8M 4Q FY 2022 RPO (includes $54M from SimpleNexus) $912.3 4Q FY 2022 YoY Subscription Revenues Growth Rate 40% Note: Fiscal 2022 end was January 31, 2022 5

The Challenge 6

The Solution: The nCino Bank Operating System® 7

8 Extending the nCino Single Platform Vision Deposits Mortgage (Portfolio) Mortgage (Conforming)ConsumerCommercial POINT OF SALE ORIGINATION PLATFORM Mortgage LOS BACK END “ENGINE” Loan and Deposit Accounting Systems Small Business

9 SAM Continues to Grow as the Platform Evolves COMMERCIAL LENDING TREASURY MANAGEMENT SMALL BUSINESS LENDING 2012 ACCOUNT OPENING $16BN Total SAM CREDIT ANALYSIS CUSTOMER PORTAL RETAIL LENDING nCino IQ (nIQ) Mortgage Lending $12BN SAM $4BN SAM • Homeownership platform • Loan officer productivity and mobility tools • Referral platform • Electronic closing platform 2021

SAM Details $ I N M IL L IO N S Source: nCino internal study 10 Commercial Retail SimpleNexus nIQ $- $2.0 $4.0 $6.0 $8.0 $10.0 $12.0 $14.0 $16.0 SAM 5.9% 0.2% 1.0% 0.8% $- $1.0 $2.0 $3.0 $4.0 $5.0 $6.0 $7.0 $8.0 Commercial Retail SimpleNexus nIQ Segmented Market Share SAM FY22 Subscription Revenue

Key nCino Value Drivers

REVENUE INCREASES

Community Bank ($436M Asset Size)

- 67% increase in loans (over ~3-year time period)
- 70% decrease in approval process time
- 31% decrease in qualified-to-booked time

COST SAVINGS

International Bank (€110B Asset Size)

- Consolidation of 9 on-prem systems into one cloud-based platform.
- 52% reduction in paper-based processing
- 63% faster originations

EFFICIENCY IMPROVEMENT

Enterprise Bank ($80B Asset Size)

- Small business deals closing 40% faster, in 2 days on average.
- 70% improvement in closing time, from 10 to 3 days.

RISK REDUCTION

Community Bank ($4.8B Asset Size)

- Over 126,000 documents uploaded to Document Manager in one year
- Reduced data re-keying from application to booking from 8 to 1

Note: Case studies are not representative of all cases.

11

Land & Expand – One Platform, Many Entry Points

ncino

Global Customer

Asset Size: ~$1.8T

LAND
U.S. Business Banking

EXPAND
U.S. Commercial/TM
International
Commercial/
UK Mortgage

ACV (Annual Contract Value)

+390%



$6.9M
$1.4M
Land
2016
Today

Enterprise Customer

Asset Size: ~$172B

LAND
Retail Lending

EXPAND
Commercial

ACV

+500%



$2.4M
$400K
Land
2019
Today

Community/Regional Customer

Asset Size: ~$25B

LAND
Deposit Account
Opening

EXPAND
Commercial

ACV

+800%



$1.1M
$100K
Land
2017
Today

Community/Regional Customer

Asset Size: ~$7B

LAND
Small Business
Lending

EXPAND
Commercial

ACV

+1,200%



$500K
$40K
Land
2013
Today

Note: Examples are not representative of all cases.

12

THE WORLDWIDE LEADER IN CLOUD BANKING

ncino

KEY METRICS

- **9** Offices Globally
- **120+** Languages Supported
- **140+** Currencies Supported
- Deployed in **16** Countries
- Over **1,650** Employees
- Over **1,750** Customers



WILMINGTON, NC, USA | MACON, GA, USA | LEHI, UT, USA | SALT LAKE CITY, UT, USA
TORONTO, CAN | LONDON, UK | TOKYO, JP | SYDNEY, AUS | MELBOURNE, AUS

13

The nCino Bank Operating System • SaaS Based Cloud Solution Built on the Salesforce Platform • Fully Integrated CRM • Single Digital Platform • Front, Middle & Back Office • Spans Lines of Business • Onboarding, Loans & Deposits Homegrown Solutions • Time consuming and expensive to develop and maintain • IT driven workflow and processes vs business driven • Innovation challenges as business needs and competitive landscape rapidly change Custom Build • Time consuming and expensive to develop and maintain • Lengthy development times • Platforms not designed for specific needs of financial services industry Point Solutions • Siloed with limited data sharing across business lines • Fragmented and inefficient processes and workflow Core Providers • nCino integrates with core systems • Operate as back end transactional systems • Offers additional point solution functionality alongside the core systems Competitive Landscape 14

Culture Driving Success Recommend to a Friend 92% Approve of CEO 96% 15

Experienced Team of Software and FI Executives Pierre Naudé Chief Executive Officer Jonathan Rowe Chief Marketing Officer Josh Glover President & Chief Revenue Officer Sean Desmond Chief Customer Success Officer David Rudow Chief Financial Officer Greg Orenstein Chief Corporate Development & Strategy Officer 16 Josh Marcy Executive Vice President, Product Management April Rieger Executive Vice President, General Counsel & Secretary

17 For example: Recurring Fee based on FI Assets or Transaction Volumes Recurring Fee based on % of Subscription Fees Minimum Recurring Fee based on Users per Month SUBSCRIPTION Incremental Add-on Foundation of Pricing Support and Maintenance Additional Offerings Similar to nCino, SimpleNexus has a per‐seat subscription‐based revenue model, enabling the  company to generate financial results that are not based on mortgage transaction volumes. Complementary Seat-Based Revenue Model 17

How the Bank Operating System Model Works

Illustrative Contract Waterfall



($ in millions)
$1.3
$1.0
$0.8
$0.5
$0.3
$0.0
Initial ACV
Year 1
Year 2
Year 3
Year 4
Year 5
Revenues Recognized by Year

Commentary

These are generational buying decisions

- Phased seat activations:
  - Maintain price integrity
  - Maximize Total Contract Value[1]
  - Definitive seat activation dates

Assumptions

- 5-year contract
- Booking ACV $1M
- Seat activations are phased
- Activations result in recognized revenues

(1) "Total Contract Value" or "TCV" refers to the total value of all subscription and professional services fees associated with a customer contract.

18

Expand Within  and Across  Our Existing  Customers Grow Our  Customer  Base Globally Continue  Strengthening  and Extending  Our Product  Functionality Foster and  Grow Our  Partner  Ecosystem Selectively  Pursue  Strategic  Transactions How nCino Will Grow 19

Our Unique Positioning SIGNIFICANT MARKET WITH  EXPANSION OPPORTUNITY GLOBAL LEADER IN CLOUD  BANKING DELIVERING A  SINGLE, MULTI‐TENANT SAAS  PLATFORM STRONG CUSTOMER BASE  WITH POWERFUL LAND AND  EXPAND MODEL PREMIER TECHNOLOGY  PLATFORM WITH AN  EXTENSIVE PARTNER  ECOSYSTEM RAPIDLY GROWING BUSINESS  WITH HIGHLY VISIBLE  SUBSCRIPTION REVENUES EXPERIENCED MANAGEMENT  TEAM WITH EXTENSIVE  BANKING AND TECHNOLOGY  EXPERIENCE 20